SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): April 28, 2004




                                 S1 CORPORATION
                                 --------------
             (Exact name of registrant as specified in its charter)




Delaware                            000-24931                58-2395199
--------                            ---------                ----------
(State or other jurisdiction        (Commission              (IRS Employer
of incorporation)                   File Number)             Identification No.)




               3500 Lenox Road, Suite 200, Atlanta, Georgia 30326
               --------------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (404) 923-3500
                                                           --------------



   Not Applicable
   --------------
   (Former name or former address, if changed since last report)

Item 5. Other Events.
        -------------


        On April 28, 2004, S1 Corporation ("S1") issued a press release announcing the results of operations for the quarter ended March 31, 2004. That press release is filed as Exhibit 99.1 to this report. Also on April 28, 2004, S1 held a conference call during which S1 discussed its first quarter year results and presented certain other material relating to S1 and its operations. A replay of the conference call is available for playback two hours after the conference call is complete by dialing 800-642-1687. The access code is 6479993. The replay will be active until 5:00 p.m. EDT on May 5, 2004.


Item 7. Financial Statements and Exhibits.
        ----------------------------------

Not applicable.


Exhibits


Exhibit

        No.                Description
        ---                -----------

         99.1              Press release dated April 28, 2004.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        S1 CORPORATION
        --------------
        (Registrant)




                             /s/ Richard P. Dobb
                             ------------------------------------------
                             Richard P. Dobb
                             Vice President, General Counsel and
                             Secretary





Date: April 28, 2004

                                  EXHIBIT INDEX



Exhibit
        No.                Description
        ---                -----------

         99.1              Press release dated April 28, 2004.